UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2007

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

EXPLANATORY NOTE

We previously filed a Form 8-K, or the Form 8-K, on December 31, 2007, reporting that we entered into a joint venture with Duke Realty Corporation, or Duke, to acquire certain real property and improvements located in Chesterfield, Missouri, or the Chesterfield property, on December 20, 2007. We are filing this Form 8-K/A, Amendment No. 1, to provide the Limited Liability Company Agreement of G&E Healthcare REIT/Duke Chesterfield Rehab, LLC, Contribution Agreement, Management Agreement, Promissory Note, Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing, Grubb & Ellis Healthcare REIT, Inc. Limited Guaranty of Payment, Duke Realty Limited Partnership Guaranty of Payment and Interest Rate Swap Confirmation discussed in Items 2.01 and 2.03 in the Form 8-K filed on December 31, 2007.

(d) Exhibits.

10.1 Limited Liability Company Agreement of G&E Healthcare REIT/Duke Chesterfield Rehab, LLC by and between BD St. Louis Development, LLC and Grubb & Ellis Healthcare REIT Holdings, L.P., executed on December 20, 2007

10.2 Contribution Agreement by and among BD St. Louis Development, LLC, Grubb & Ellis Healthcare REIT Holdings, L.P. and G&E Healthcare REIT/Duke Chesterfield Rehab, LLC, executed on December 20, 2007

10.3 Management Agreement by and between G&E Healthcare REIT/Duke Chesterfield Rehab, LLC and Triple Net Properties Realty, Inc., dated December 18, 2007

10.4 Promissory Note by G&E Healthcare REIT Chesterfield Rehab Hospital, LLC in favor of National City Bank, dated December 20, 2007

10.5 Deed of Trust, Assignment, Security Agreement, Assignment of Leases and Rents, and Fixture Filing by G&E Healthcare REIT Chesterfield Rehab Hospital, LLC to PSPM Trustee, Inc. for the benefit of National City Bank, dated December 20, 2007

10.6 Grubb & Ellis Healthcare REIT, Inc. Limited Guaranty of Payment by Grubb & Ellis Healthcare REIT, Inc. for the benefit of National City Bank, dated December 20, 2007

10.7 Duke Realty Limited Partnership Limited Guaranty of Payment by Duke Realty Limited Partnership for the benefit of National City Bank, dated December 20, 2007

10.8 Environmental Indemnity Agreement by G&E Healthcare REIT Chesterfield Rehab Hospital, LLC, Grubb & Ellis Healthcare REIT, Inc. and Duke Realty Limited Partnership for the benefit of National City Bank, dated December 20, 2007

10.9 Interest Rate Swap Confirmation by and between G&E Healthcare REIT Chesterfield Rehab Hospital, LLC and National City Bank, dated December 20, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

January 3, 2008	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Limited Liability Company Agreement of G&E Healthcare REIT/Duke Chesterfield Rehab, LLC by and between BD St. Louis Development, LLC and Grubb & Ellis Healthcare REIT Holdings, L.P., executed on December 20, 2007
10.2	Contribution Agreement by and among BD St. Louis Development, LLC, Grubb & Ellis Healthcare REIT Holdings, L.P. and G&E Healthcare REIT/Duke Chesterfield Rehab, LLC, executed on December 20, 2007
10.3	Management Agreement by and between G&E Healthcare REIT/Duke Chesterfield Rehab, LLC and Triple Net Properties Realty, Inc., dated December 18, 2007
10.4	Promissory Note by G&E Healthcare REIT Chesterfield Rehab Hospital, LLC in favor of National City Bank, dated December 20, 2007
10.5	Deed of Trust, Assignment, Security Agreement, Assignment of Leases and Rents, and Fixture Filing by G&E Healthcare REIT Chesterfield Rehab Hospital, LLC to PSPM Trustee, Inc. for the benefit of National City Bank, dated December 20, 2007
10.6	Grubb & Ellis Healthcare REIT, Inc. Limited Guaranty of Payment by Grubb & Ellis Healthcare REIT, Inc. for the benefit of National City Bank, dated December 20, 2007
10.7	Duke Realty Limited Partnership Limited Guaranty of Payment by Duke Realty Limited Partnership for the benefit of National City Bank, dated December 20, 2007
10.8	Environmental Indemnity Agreement by G&E Healthcare REIT Chesterfield Rehab Hospital, LLC, Grubb & Ellis Healthcare REIT, Inc. and Duke Realty Limited Partnership for the benefit of National City Bank, dated December 20, 2007
10.9	Interest Rate Swap Confirmation by and between G&E Healthcare REIT Chesterfield Rehab Hospital, LLC and National City Bank, dated December 20 , 2007